Corporate Summary Jim Morris, CEO September 2010 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,”
“believe,” “steady,” “dramatic,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-
looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2009 calendar year, as filed with the Security Exchange Commission on March 30, 2010.

35+ years of IT and information security experience (Commercial and Government)
Former VP, Information Assurance Strategy (General Dynamics)
Joined in 2008
Jim Morris
President & CEO
Proven Executive Team
20+ years of IT and information security experience (Commercial and Government)
Former VP, Worldwide Managed Security Services; VP,  Worldwide Product Marketing (Symantec)
Joined in 2008
Craig Robinson
COO
Mendy Marsh
CFO
William Buie
EVP Sales
30+ years of executive, sales, and marketing leadership
Former SVP Alliances/Channel/System Integrators (Fujitsu); VP Global Strategic Partner Sales (Symantec);
President/COO ( Allure Fusion Media); VP Channel Sales (IBM)
Joined in 2010
8+ years of corporate financial experience
Former Audit Manager (Deloitte & Touche, LLP)
Joined in 2008
Doug Conyers
VP Engineering
10+ years of software engineering and security experience; author of two telecom security patents
Former Chief Architect, Dir. Systems Engineering, Sr. Software Engineer (SecureLogix Corp)
Joined in 2007
Mark Perry
VP Managed Services
25+ years IT and information security  experience (Commercial and Government)
Former SVP (Fujitsu American); Global VP (Symantec); Partner (KPMG, LLP)
Joined in 2010

($ in thousands)

		Q3 2009		Q4 2009		Q1 2010		Q2 2010
Revenue	$	4,296	$	4,170	$	4,413	$	4,466
Adjusted EBITDA	$	1,297	$	632	$	1,019	$	603
EBITDA Margin		*30.2%*		*15.2%*		*23.1%*		*13.5%*

4

GlobalSCAPE at a Glance
Overview
We provide secure information exchange solutions (software licenses, services, and cloud-based solutions) to enterprise customers and over one million individual consumers.
Headquartered in San Antonio, Texas, with 80 full-time employees, supplemented by 5 offshore developers
Founded 1996
Business Highlights
Provide license software and cloud-based subscription services for enterprises and consumers
As of August 31, 2010, GlobalSCAPE has over 10,000 enterprise customers in over 150 countries
Recognized as leader and innovator in the Security and Managed File Transfer Sectors
Profitable for 23 of the past 25 quarters;  CAGR of 25+% over the past 5 years (resulting in Deloitte
Technology Fast 500 recognition).
90% Maintenance and Support (M&S) renewal rate
3 products introduced in last 12 months with additional products to be introduced over next 6 months
Quarterly Financial Profile

Globally Trusted Company and Brand
Outstanding Corporate Culture
Recognized as a top workplace by Computerworld, San Antonio Business Journal, and San Antonio
Express-News
Staff retention much higher than the overall IT industry
Innovative and results oriented
Globally Trusted Brand
Implemented by 95 of Fortune 100 Companies
Deployed by U.S. Army for worldwide logistics operations
Solution certifications include FIPS 140-2, U.S. Army Certificate of Networthiness, and Drummond
AS/2
Global name recognition of CuteFTP® consumer solution
Leader in Gartner’s Magic Quadrant for Managed File Transfer

Security Software Market Forecast (2009A - 2014E)

($ in millions)	2009A	2010E	2011E	2012E	2013E	2014E	CAGR '09-'14
Managed File Transfer*	$450	$554	$681	$837	$1,030	$1,267	23.0%
Email Security *	1,612	1,929	2,302	2,725	3,183	3,650	17.8%
Web / Network & Endpoint Security*	8,315	9,246	10,344	11,638	12,882	14,037	11.0%
Other Security Software	2,626	3,007	3,413	3,833	4,238	4,627	12.0%
Identity Mgmt	1,517	1,677	1,861	2,020	2,136	2,224	8.0%
Data Loss Prevention	2,913	2,984	3,071	3,155	3,226	3,275	2.4%
Event Management	843	1,051	1,278	1,518	1,758	1,996	18.8%
Total	**$18,277**	**$20,446**	**$22,950**	**$25,727**	**$28,453**	**$31,076**	11.2%

* Markets currently served by GlobalSCAPE

6 Market Opportunity 6

Budget Priorities (US)
-80% -60% -40% -20% 0% 20% 40% 60% 80%
Server consolidation/virtualization
Improving Information and Network Security
Application or Business Intelligence Software deployment
Reducing the number of external IT vendors
Cloud Computing
Moving to work to lower cost locations
IT Outsourcing
PC Upgrade
Transition to Windows Vista or Windows 7
Custom software development
Human resources outsourcing
Call Center Outsourcing
Business Process Outsourcing
2Q2010 1Q2010 4Q2009 3Q2009
Market Opportunity

Cloud Services Market Opportunity
Source: Gartner, Citigroup Global Markets, IDC
2010/2011 Outlook
Estimated worldwide cloud services revenue is forecast to reach $68.3 billion in 2010, a 16.6% increase from 2009.
55% of US CIOs plan to implement cloud technologies over the next 12 months.
Market Upside (2012 and beyond)
Industry poised for strong growth, at least through 2014, when worldwide cloud services revenue is forecasted to reach $148.8 billion.
Cloud services is expected to capture 25% of total IT spending growth by 2012 and nearly 33% of growth of the following year.

Security Software - Competitive Landscape

	Managed File Transfer	Identity & Access Management	Data Loss Prevention	Web/Network & Endpoint Security	Email Security	Event Management
Market Size ($m)	$554	$1,677	$2,984	$9,246	$1,929	$1,051
Growth Rate	23.0%	8.0%	2.4%	11.0%	17.8%	18.8%
Representative Companies	GlobalSCAPE	ArcSight	Code Green Networks	CoreTrace	GlobalSCAPE	NetIQ
	axway	Check Point	DeviceLock	Sourcefire	Cloudmark	tripwire
	Sterling Commerce (IBM)	courion	GFi	McAfee	GFi	Tivoli software (IBM)
	IPSWITCH	ORACLE	symantec	ScanSafe (Cisco)	Kaspersky	Check Point
	Accellion	Quest Software	websense	Trend Micro	SmoothWall	netForensics
	DATAMOTION	VASCO	proofpoint	symantec	HALON	SenSage
		ActivIdentity	IronKey	Barracuda	webroot	Q1Labs

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR

Competitive Landscape 9

globalscape

Competitive Services Comparison

	Managed File Transfer	Business Process Automation	Encryption	White-Listing	Virtual/Cloud Services Model	Government Services	Secure Email	High Volume Messaging
globalscape	●	◕	●	●	●	●	◕	◕
axway	●	◕	●	○	●	◕	◕	◕
Sterling Commerce (IBM)	●	◕	◑	○	●	◕	◕	●
IPSWITCH	●	◔	●	○	◑	◑	◕	◑
Accellion	◑	◔	◑	○	◔	◑	◑	◔
DATAMOTION	◕	◔	◑	○	◔	◔	◔	◔

10 Competitive Landscape (continued)

globalscape

DEPARTMENT OF THE ARMY
UNITED STATES OF AMERICA
1775

FIPS 140-2
FIPS
CRYPTOGRAPHY

CERTIFIED SOFTWARE

Drummond certified
www.drummondgroup.com

Unequalled Solution Certifications
US Army Certificate of Networthiness
Signifies successful completion of a stringent assessment to ensure  Army
Automated Information Systems are secure, supportable, sustainable, and compatible with Army standards.
FIPS-140-2 Certified
The Federal Information Processing Standard (FIPS) Pub 140-2 specifies the security requirements of cryptographic modules. The certification verifies that a vendors product has met or exceeded the requirement.
AS/2 Drummond Certified
Drummond certification is vendor-neutral operability testing and certification that a vendor meets or exceeds the Applicability Statement
2 (AS/2) standard with their product.
These certifications represent a considerable barrier to entry that significantly differentiates GlobalSCAPE from its competitors.

Current Product Offerings
Professional Services Broad Range of Services
Customization, implementation,
process, training
Resell
Endpoint Security
Business Process
Automation
BOUNCER by CoreTrace
AutoMate and BPA Server by
Network Automation
Manage and automate business
processes and workflows
Protect against viruses and malware
through innovative whitelisting
technology
Cloud Offering
Cloud Services Managed Information Xchange (MIX) Securely exchange business data in the cloud
E-mail Security Mail Express
Easily and securely email large files
License
Secure File Transfer
(Encryption, Access
Controls, Auditing,
Reporting,
Management)
Enhanced File Transfer Server
Wide Area File Services (WAFS)
CuteFTP
Securely move files over the Internet
Access files real-time across offices
Manage data exchange among
worldwide offices, clients, and partners
Product Category Products & Services Product Descriptions

Technology and Product Roadmap
Personal File Transfer (CuteFTP™)
Managed File Transfer (EFT Server™)
Wide Area File Services
2008
File Transfer
SaaS File Transfer (CuteSendIt™)
A
B
2010
Managed E-mail Attachments (Mail Express™)
Endpoint
Operations
Advanced Workflow Engine –
(Network Automation)
Managed Information Xchange (MIX) – through
Rackspace Hosting Infrastructure
Cloud-based Managed Services
Endpoint
Security
Application Whitelisting
– Enterprise
2011+
Other Solutions
Other Solutions
Other Solutions
Other Solutions

Product Road Map
New modules
Additional certifications
Continued management and performance enhancements
Additional integration and partnerships
International offerings (e.g. support for additional languages, localizations, etc.)
Expand collaboration capabilities
Additional products and services
Additional integration and partnerships
Larger engagements to support increasing deal size
Additional collaboration with 3
rd
party consulting entities
License
Secure File Transfer
(Encryption, Access
Controls, Auditing,
Reporting,
Management)
E-mail Security
Cloud Offering
Cloud Services
Professional Services
Product Category Potential Products & Services Offerings

Product Differentiation and Advantages
License Solutions - Managed file transfer market
Best-value offering (feature coverage for TCO) for enterprises
Flexible “add-on” modules for core products to meet specific customer needs
Advanced security and automation capabilities
Easy to use, rollout, manage, and update
Certifications and validations
Cloud and Managed Services Solutions
Robust “enterprise-grade” security measures
Fully scalable for large and global capacity demands
Built upon market leading products and providers

globalSCAPE

The Coca-Cola Company

Microsoft

Walmart

Chevron Human Energy

GE imagination at work

verizon

Walgreens

CATERPILLAR

intel

P&G

FedEx

COSTCO.COM

DOW

hp

Pfizer

EXXON

BEST BUY

VALERO ENERGY CORPORATION

Allstate. You're in good hands.

3M Worldwide

HUMANA Guidance when you need it most

DELL

SUNOCO

ups

U.S.ARMY

GENERAL DYNAMICS Strength On Your Side

the magic of macy's

Tyson

16 16 Select Customers

Sales and Marketing Strategy
Direct Sales
We have 15 direct sales people led by William Buie, EVP Sales.
Our direct sales team, focused on enterprise solutions and M&S renewals, accounts for 70% of our bookings.
The direct sales team engages with key, named accounts mostly in the U.S., Canada, and the UK.
We have long-standing relationships with DoD customers and within the finance, health care, manufacturing, engineering, and other commercial verticals.
Indirect Sales
We have 3 indirect sales people, including a solution architect, who focus on channel development and enablement.
Our indirect sales team works with an international network of 150 distributors and resellers who account for approximately 20% of our bookings.
We are leveraging select partners, including Lifeboat Distribution, to drive channel sales growth (Target: >30% of bookings).
We also sell our consumer products and certain enterprise solutions over the Internet (approximately 10% of bookings).
Marketing
We have transformed from a managed file transfer (MFT) company into a market leader in secure information exchange.
We will continue to develop our brand through marketing communications and investor relations activities.
Our sales, marketing, and engineering activities are integrated to deliver on the considerable market potential in current, emerging, and projected markets.

globalscape

rackspace

LIFEBOAT DISTRIBUTION

carahsoft

NETWORK AUTOMATION

CORETRACE

INTELLIGENT DECISIONS

18 Select Partners 18

19
Growth Strategy
Acquisitions and Partnerships
Capitalize on opportunities by making build/buy/partner decisions to increase market share and enter adjacent markets with shorter time-to-market.
Goal: Retain leadership in current markets. Become competitive in synergistic adjacent markets.
Typically target specific technologies (e.g., whitelisting) and market presence (high-growth adjacencies, such as cloud solutions).
Sound financials and public stock (potentially part of the transaction currency) increase range of viable possibilities.
Targeted profile for acquisitions:  Similar or smaller-size companies; accretive (immediately or within short time period).
Organic Growth
Expand our solution portfolio with products and services in current and adjacent markets (e.g., cloud and endpoint security).
Continue to enhance and develop our existing solutions for enterprise customers and individual  consumers.
Aggressively grow cloud-based subscription services that complement our existing software license (on premises)
business.
Build upon current recurring revenue base (40%) from maintenance and support contracts.
Develop our global sales capability, including direct and channel sales.
Increase government sales (larger deal size but longer sales cycles); recent Defense AT&L article.
Penetrate deeper into organizations (tackle the last mile) and increase exposure to CXO-level decision makers (through new solutions and more business-oriented marketing).

Partner Case Study: CoreTrace
Austin-based Application Whitelisting Startup; VC-funded in 2007
Revenue generating; increasing market traction
Have known the leadership team for 20 years (founders of Wheel Group)
Innovative technology in projected high-growth market
Why Partner?
Possibly disruptive Endpoint Security solution with or without AntiVirus
McAfee Acquired SolidCore for $33M and $14M earn out in 2009
Resell into our 10,000 enterprise customers
Resell through our worldwide distribution channels
Possible integration into our product line or rebranded (OEM)
GlobalSCAPE invested $2.3 million in Series B in December 2009
Access to technology
Minority equity position
Board seat

Partner Case Study: Rackspace
San Antonio-based web hosting and cloud infrastructure company (NYSE: RAX)
$629M revenue (2009); 120,000 customers worldwide; Fanatical Support®
Top 100 Performing Technology Company by Bloomberg Businessweek
Leader’s Quadrant of the Gartner Magic Quadrant for Web Hosting and Hosted Cloud System
Infrastructure Services
GlobalSCAPE Managed Solutions
Initially: Hosted and Hosted/Managed File Transfer
Later Phases: Integrate additional products and services
Why cloud services and Rackspace?
Enter attractive and growing adjacent Cloud Services market
Shorter sales cycle; CXO as economic buyer; attractive value proposition
Helps customers operate within tighter budgets and address elasticity demands
Establish strong positioning and global reach with global “Tier 1” cloud provider
Mutually beneficial sales relationship leveraging two San Antonio-based firms

($ in thousands)

	Q3 2009	Q4 2009	CY 2009	Q1 2010	Q2 2010
Revenue	**$4,296**	**$4,170**	**$16,451**	**$4,413**	**$4,466**
Operating Income	**$882**	**$192**	**$1,788**	**$556**	**$185**
Operating Margin	*20.5%*	*4.6%*	*10.9%*	*12.6%*	*4.1%*
Adjusted EBITDA	**$1,297**	**$632**	**$3,534**	**$1,019**	**$603**
EBITDA Margin	*30.2%*	*15.2%*	*21.5%*	*23.1%*	*13.5%*
Net Income	**$576**	**$125**	**$1,400**	**$364**	**$134**
EPS	**$0.03**	**$0.01**	**$0.08**	**$0.02**	**$0.01**
Cash and Short Term Investments	**$10,059**	**$8,231**	**$8,231**	**$9,105**	**$9,482**

Select Financial Highlights
Notes 1. During fiscal year 2009, maintenance & support revenue represented approximately 40% of total revenue.
2. M&S renewal rate for 2009 was over 90% for enterprise products.
3. 17.9M fully diluted shares as of June 30, 2010.
4. Adjusted EBITDA equals standard EBITDA plus stock compensation expense.

Recent Financial Highlights
Q2 2010 (ended June 30, 2010)
Revenue of $4.5M vs. $4.4M in Q1 10 (both exceeding prior guidance)
Software product revenue of  $2.6M
Maintenance and support revenue of $1.9M
Other second quarter highlights
YTD revenue of $8.9M exceeds YTD 2009 by 11% (even with large $2.7M Army order in FY 09)
Free cash flow of $1.3M, up from $900,000 in Q1 FY 10
Cash balances increased to $9.5M from $8.2M at end of FY 09

Summary and Outlook (Market, Customers, Sales)
Large and Growing Market Footprint
Transformed from managed file transfer vendor to secure information exchange solution
provider
Security and cloud markets are much larger than MFT market and represent an IT budget priority
Established Base of Customers
95 of the Fortune 100 are GlobalSCAPE customers
10,000 enterprise customers
One million+ consumer customers (large target audience for potential future solutions)
New Product and Partnership Introductions
Enhancements of existing solutions
New solutions to be announced in next two quarters
Potential acquisitions to augment our offerings
Strong Sales of Existing Solutions
Revenue up 11% YTD; >90% Maintenance & Support (M&S) renewal rates
Quarterly growth in sales (exceeds revenue growth as subscription sales increase)

Summary and Outlook (Financials)
Solid Financial Position
Consistent cash generation, with no long term debt
Customer Retention greater than 90% and growing base of recurring revenues
Strong position for potential acquisitions
Increased ability to see additional, future revenue
Financial Projections
FY 2010  organic revenues projected to be > $18.5M (new high water mark)
12% increase from FY 09 (including single large Army order in FY 09)
27% increase in core revenue
(excluding
the Army order in FY 09)
FY 2011 organic revenue in $21M to $25M range
Software licenses
Increased recurring revenue (Managed Information Xchange and Maintenance & Support contracts)
Sales Growth even greater than Revenue Growth (due to subscription sales)
Company has been and will remain fiscally disciplined
Clear focus on revenue growth into 2011
Manage to positive EPS

Contact Us Corporate Headquarters 4500 Lockhill-Selma, Suite 150 San Antonio, TX 78249 800-290-5054 (US & Canada) 210-308-8267 (International) www.GlobalSCAPE.com NYSE Amex: GSB 26